UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 8, 2014

GS Mortgage Securities Trust 2014-GC26
(Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
Starwood Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-191331-06	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On December 8, 2014, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, CWCapital Asset Management LLC, as Cypresswood Court Shopping Center special servicer, Pentalpha Surveillance LLC, as operating advisor and U.S. Bank National Association, as certificate administrator and as trustee, of GS Mortgage Securities Trust 2014-GC26, Commercial Mortgage Pass-Through Certificates, Series 2014-GC26 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-C, Class X-D, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $1,068,472,000, were sold to Goldman, Sachs & Co. (“GS&Co.”), Citigroup Global Markets Inc. (“Citigroup”), Cantor Fitzgerald & Co. (“CF&Co.”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., Citigroup and CF&Co., in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 24, 2014 (the “Underwriting Agreement”), among the Depositor and the Underwriters.  GS&Co. and Citigroup are acting as the co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 8, 2014, as supplemented by the Prospectus Supplement, dated November 24, 2014, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $186,708,419, were sold to GS&Co., Citigroup, Drexel, CF&Co. and Wells Fargo Securities, LLC (together with GS&Co., Citigroup, Drexel and CF&Co., in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 24, 2014, between the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2014-GC26 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 92 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 133 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2014 (the “GSMC Purchase Agreement”), between the Depositor and GSMC, (ii) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2014 the “CGMRC Purchase Agreement”), between the Depositor and CGMRC, (iii) Starwood Mortgage Funding I LLC (“Starwood”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2014 (the “Starwood Purchase Agreement”), between the Depositor and Starwood, (iv) MC-Five Mile Commercial Mortgage Finance LLC (“Five Mile”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2014 (the “Five Mile Purchase Agreement”) and (iv) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2014 (together with the GSMC Purchase Agreement, the CGMRC Purchase Agreement, the Starwood Purchase Agreement and

the Five Mile Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CCRE.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC, CGMRC, Starwood, Five Mile and CCRE.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $8,125,917, were approximately $1,296,149,811.  Of the expenses paid by the Depositor, approximately $883,274 were paid directly to affiliates of the Depositor, approximately $1,662,653 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $135,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $6,328,264 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus Supplement, dated November 24, 2014 to the Prospectus, dated September 8, 2014.  The related registration statement (file no. 333-191331) was originally declared effective on October 21, 2013.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of November 24, 2014, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of December 1, 2014, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, CWCapital Asset Management LLC, as Cypresswood Court Shopping Center special servicer, Pentalpha Surveillance LLC, as operating advisor and U.S. Bank National Association, as certificate administrator and as trustee.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of September 1, 2014, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank National Association, as certificate administrator and Pentalpha Surveillance LLC, as operating advisor.

Exhibit 4.3
Pooling and Servicing Agreement, dated as of October 1, 2014, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2014 (included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of December 1, 2014, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of December 1, 2014, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of December 1, 2014, between Starwood Mortgage Funding I LLC and GS Mortgage Securities Corporation II, pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to the depositor.

Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of December 1, 2014, between Cantor Commercial Real Estate Lending, L.P. and GS Mortgage Securities Corporation II,

pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to the depositor.

Exhibit 10.5
Mortgage Loan Purchase Agreement, dated as of December 1, 2014, between MC-Five Mile Commercial Mortgage Finance LLC and GS Mortgage Securities Corporation II, pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to the depositor.

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2014 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 8, 2014		GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ J. Theodore Borter
Name: J. Theodore Borter
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of November 24, 2014, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. and Drexel Hamilton, LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of December 1, 2014, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, CWCapital Asset Management LLC, as Cypresswood Court Shopping Center special servicer, Pentalpha Surveillance LLC, as operating advisor and U.S. Bank National Association, as certificate administrator and as trustee.
(E)

4.2
Pooling and Servicing Agreement, dated as of September 1, 2014, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank National Association, as certificate administrator and Pentalpha Surveillance LLC, as operating advisor.
(E)

4.3
Pooling and Servicing Agreement, dated as of October 1, 2014, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2014 (included as part of Exhibit 5).	(E)

10.1	Mortgage Loan Purchase Agreement, dated as of	(E)

December 1, 2014, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

10.2
Mortgage Loan Purchase Agreement, dated as of June  1, 2014, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.
(E)

10.3
Mortgage Loan Purchase Agreement, dated as of June  1, 2014, between Starwood Mortgage Funding I LLC and GS Mortgage Securities Corporation II, pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to the depositor.
(E)

10.4
Mortgage Loan Purchase Agreement, dated as of June  1, 2014, between Cantor Commercial Real Estate Lending, L.P. and GS Mortgage Securities Corporation II, pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to the depositor.
(E)

10.5
Mortgage Loan Purchase Agreement, dated as of December 1, 2014, between MC-Five Mile Commercial Mortgage Finance LLC and GS Mortgage Securities Corporation II, pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to the depositor.
(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2014 (included as part of Exhibit 5).	(E)